THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TRUEYOU.COM INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                     Right to Purchase Shares of Common Stock of
T                                    TRUEYOU.COM INC.


                          COMMON STOCK PURCHASE WARRANT


No. W-84                                           Issue Date: December 22, 2006



                  TRUEYOU.COM  INC., a Delaware  corporation,  hereby  certifies
that, for value received,                      ,  or his permitted  assigns (the
"Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the date hereof and, at any time or from time to time before 5:00 p.m., New York time, through the close of business (New York time) on December 31, 2013 (the "Expiration Date"), up to fully paid and nonassessable shares of Common Stock of the Company, par value $0.001 per share ("Common Stock") at an exercise price of $0.001 per share, subject to adjustment hereunder (such exercise price, as adjusted from time to time, the "Exercise Price").

                  As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" shall include TRUEYOU.COM INC. and any corporation which shall succeed, or assume the obligations of, TRUEYOU.COM INC. hereunder.

         (b) The term "Common Stock" includes (a) the Company's Common Stock, par value $0.001 per share, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         (c) The term "Warrant Price" means an amount equal to the number of shares of Common Stock being purchased upon exercise of this Warrant multiplied by Exercise Price.

         1. EXERCISE OF WARRANT. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as

Exhibit A (the "Exercise Notice"), up to 1,000,000 shares of Common Stock of the Company, subject to adjustment pursuant to Section 4 (such number of shares of Common Stock, as adjusted from time to time, the "Warrant Shares Number").

         2.       PROCEDURE FOR EXERCISE.

                  2.1 DELIVERY OF STOCK CERTIFICATES, ETC. ON EXERCISE. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder (upon payment by such Holder of any applicable transfer taxes), a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled on such exercise.

                  2.2 EXERCISE. Payment of the Warrant Price may be made at the option of the Holder by: (i) certified or official bank check payable to the order of the Company, (ii) wire transfer of immediately available funds to the account of the Company or (iii) the surrender and cancellation of a portion of shares Common Stock issuable upon such exercise of this Warrant, which shall be valued and credited toward the total Warrant Price due the Company for the exercise of the Warrant based upon the Fair Market Value thereof. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Warrant Price, shall be fully paid and nonassessable shares of Common Stock determined as provided herein. For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                           (a) If the Company's Common Stock is traded on the American Stock Exchange or another national exchange or is quoted on the Global Select, Global or Capital Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), then the average closing or last sale price, respectively, reported for the last 20 business days immediately preceding the Determination Date.

                           (b) If the Company's Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded on the NASD Over the Counter Bulletin Board or the Pink Sheets(R), then the average of the closing bid and asked prices reported for the last 20 business days immediately preceding the Determination Date.

                           (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

                           (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

         The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay an amount in cash equal to the Fair Market Value per share of Common Stock on the date of exercise multiplied by such fraction.

                  2.3 RESTRICTIONS ON EXERCISE AMOUNT. Unless the Holder delivers to the Company irrevocable written notice prior to the date of issuance hereof or sixty-one (61) days prior to the effective date of such notice that this Section 2.3 shall not apply to the Holder, the Holder may not acquire a number of shares of Common Stock to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by the Holder and his affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including shares held by any "group" of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) exceeds 4.99% of the total number of shares of Common Stock of the Company then issued and outstanding. For purposes hereof, "group" has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission (the "Commission"), and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Each delivery of a notice of exercise by a Holder will constitute a representation by such Holder that it has evaluated the limitation set forth in this paragraph and determined, based on the most recent public filings by the Company with the Commission, that the issuance of the full number of shares of Common Stock requested in such notice of exercise is permitted under this paragraph.

         3.       EFFECT OF REORGANIZATION, ETC.; ADJUSTMENT OF EXERCISE PRICE.

                  3.1      REORGANIZATION,  CONSOLIDATION,  MERGER, ETC. In case
that at any time or from time to time, the Company shall (a) effect a capital reorganization, recapitalization, subdivision or reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value or from no par value to par value), (b) effect an exchange or conversion of the Common Stock for or into securities of another corporation or other entity, (c) effect a consolidation or merger of the Company with or into any other person (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), or (d) effect a sale, lease or other conveyance of all or substantially all of the assets of the Company, in any such case in a way that upon such transaction holders of Common Stock would be entitled to receive stock, securities, cash and/or other property with respect to or in exchange for their shares of Common Stock, then, in each such case: (x) as a condition to the consummation of such a transaction, provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such transaction, shall receive, in lieu of the Common Stock issuable hereunder, the stock and/or other securities and property (including cash) to which such Holder would have been entitled upon such transaction ("Transaction Consideration"), if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 4 and 5 and (y) from and after the closing of such transaction, the holder of this Warrant shall only have the right to receive the Transaction Consideration upon exercise of this Warrant in accordance with its terms.

                  3.2 DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant pursuant to Section 3.1.

                  3.3 CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including cash, where applicable) receivable by Holder of the Warrant will be delivered to Holder.

         4. EXTRAORDINARY EVENTS REGARDING COMMON STOCK. If the Company shall, while this Warrant is outstanding, (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock,
(b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then in each such case, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then effective Exercise Price, by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. In the event that the Exercise Price is adjusted pursuant to this Section 4, the Warrant Shares Number shall be increased or decreased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price as so adjusted pursuant to this Section 4.

         5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 9 hereof).

         6. RESERVATION OF STOCK, ETC. ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock from time to time issuable on the exercise of the Warrant.

         7. ASSIGNMENT; EXCHANGE OF WARRANT. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor's counsel (at the Company's expense) that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

         8. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. WARRANT AGENT. The Company may, by written notice to the Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         10. TRANSFER ON THE COMPANY'S BOOKS. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         11. REGISTRATION RIGHTS. The resale of any Common Stock issued or issuable upon exercise of this Warrant shall be registered in accordance with the terms and conditions contained in that certain Registration Rights Agreement dated of even date hereof, among the Holder, the Company and the other parties named therein (the "Registration Rights Agreement"). The Company agrees that any permitted transferee of this Warrant and the rights evidenced hereby pursuant to
Section 7 will be entitled to the rights of an "Investor" under the Registration Rights Agreement on the terms and conditions set forth therein.

         12. NOTICES, ETC. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

         13. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                           [Signature page to follow]

                  IN WITNESS WHEREOF, the Company and the Holder have executed this Warrant as of the date first written above.

The Company:                            TRUEYOU.COM INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


The Holder:



                                        ------------------------------

                                                                       EXHIBIT A

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO:      TRUEYOU.COM INC.

         Attention:  ____________________

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___ ________ shares of the Common Stock covered by such Warrant (subject to reduction, if necessary and applicable, to utilize the cashless exercise procedure set forth in the Warrant).

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box):

___ $__________ in lawful money of the United States; or

___ the cancellation of such number of shares of Common Stock as is necessary to exercise this Warrant pursuant to the cashless exercise procedure set forth in the Warrant.

         The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ____________________________________
whose address is ______________________________________________________________.

         The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.


Dated:
      -------------------              -----------------------------------------
                                       (Signature must conform to name of holder as specified on the face of the Warrant)


                                       ----------------------------------------
                                       (Address)

                                                                       EXHIBIT B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

                  For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of TRUEYOU.COM INC. which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of TRUEYOU.COM INC. with full power of substitution in the premises.

---------------------------- ---------------------------- ---------------------------- ----------------------------
Transferees                  Address                      Percentage Transferred       Number Transferred
---------------------------- ---------------------------- ---------------------------- ----------------------------

---------------------------- ---------------------------- ---------------------------- ----------------------------

---------------------------- ---------------------------- ---------------------------- ----------------------------

---------------------------- ---------------------------- ---------------------------- ----------------------------

---------------------------- ---------------------------- ---------------------------- ----------------------------


Dated:
      -------------------              -----------------------------------------
                                       (Signature must conform to name of holder as specified on the face of the Warrant)

Signed in the presence of:

--------------------------------------    --------------------------------------
                (Name)                                   (address)

ACCEPTED AND AGREED:
                                          --------------------------------------
[TRANSFEREE]                                             (address)

-----------------------------
           (Name)